OIL AND GAS LEASE ASSIGNMENT

THIS OIL AND GAS LEASE ASSIGNMENT made and entered into this the 12th day of April, 2012, by and between:

ANTHONY FRANKLIN and
TRAVIS COOMER, each of
4950 Fairplay Road
Columbia, KY 42728, AND
hereinafter referred to jointly as "**Assignor**", **AND**

TN-K ENERGY GROUP, INC.
Suite 102, 649 Sparta Highway
Crossville, Tennessee 38556,

TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.
4504 Boat Club Rd. Suite 800
Fort Worth, Texas 76135,

CAROLYN A. BOWLDS
3700 Sand Rock Trail
Owensboro, Kentucky 42303, AND

K & K ACQUISITIONS, LLC
P.O. Box 894
Palmer, Texas 75152

hereinafter sometimes referred to jointly as "**Assignee**".

W I T N E S S E T H

WHEREAS, Assignor is the owner of the working interest in and to the Hickerson lease more particularly set forth below, and Assignor desires to transfer all of its interest in and to the lease as more particularly set forth below, it does hereby make the following assignment thereon:

FOR AND IN CONSIDERATION of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby ASSIGN, SELL, GRANT, TRANSFER, CONVEY and DELIVER to the named Assignee set forth below, its successors and assigns, the type of interest and the amount of that interest as set forth below:

Assignee	Type of interest	Interest as % of 100%
TN-K ENERGY	Overriding royalty interest (ORI)	5.0000%
TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.	Working interest (WI)	69.3750%
CAROLYN A. BOWLDS	WI	6.9375%
K & K ACQUISITIONS, LLC	WI	4.6250%
TOTAL INTEREST ASSIGNED		**85.9375%**

Each of said interests is in and to the following leasehold located in Adair County, Kentucky (all instruments hereinafter referred to are recorded in the office of the Adair County Clerk) and being more particularly described in the following lease:

> A lease from Joe Hickerson and Doris Hickerson, his wife, to Rickey Rodgers dated December 1st, 2009, recorded in O&GL Book 85 at page 38.

Assignor acquired its interest in the lease by assignment dated December 30th, 2010, recorded in O&GL Book 85, at page 160, from Rick-Rod Oil Co., Inc., to Anthony Franklin and Travis Coomer. See also a Corrected Assignment of Oil and Gas Lease from Rickey Rodgers, individually, and Rick-Rod Oil Co., Inc., to Anthony Franklin and Travis Coomer dated March 5th, 2012, recorded in Oil and Gas Lease Book 85, at page 475.

The working interest for this lease is 80.9375% of 100%, the balance of the lease being the landowner's royalty and other overriding royalties as previously granted or as assigned herein.

This oil and gas lease assignment is subject to all of the terms, conditions and stipulations of the original oil and gas leases and all assignments in the Assignor's chain of title.

And for the same consideration the Assignor covenants with the Assignee, its successors and assigns: that the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all

rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in force have been duly performed.

IN TESTIMONY WHEREOF, this assignment has been executed as of the date aforesaid.

Anthony Franklin
ANTHONY FRANKLIN

Travis Coomer
TRAVIS COOMER

STATE OF KENTUCKY
COUNTY OF ADAIR

The execution of the foregoing instrument was acknowledged before me by **ANTHONY FRANKLIN**, this the 12 day of April, 2012.

10/2/13
COMMISSION EXPIRATION DATE

Heather Coomer
NOTARY PUBLIC

STATE OF KENTUCKY
COUNTY OF ADAIR

The execution of the foregoing instrument was acknowledged before me by **TRAVIS COOMER**, this the 12 day of April, 2012.

10/2/13
COMMISSION EXPIRATION DATE

Heather Coomer
NOTARY PUBLIC

F:\documents\[illegible]

I hereby certify that the foregoing instrument was prepared **WITHOUT PRIOR TITLE EXAMINATION** by James D. Zornes, DURHAM & ZORNES, 130 Public Square, P. O. Box 190, Columbia, Kentucky 42728-0100, Phone: 270/384-4412, **FAX**: 270/384-5781.

JAMES D. ZORNES, ATTORNEY